UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2013

RMG NETWORKS HOLDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35534	27-4452594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Central Expressway Suite 175 Plano, TX	75074
(Address of Principal Executive Offices)	(Zip Code)

(972) 543-9300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01	Regulation FD Disclosure.

RMG Networks Holding Corporation (the “Company”) is furnishing the Investor Presentation, dated September 2013, attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Investor Presentation”), which the Company may use from time to time in presentations to investors and other stakeholders. The Investor Presentation will also be available in the Investor Relations portion of the Company’s website at www.rmgnetworks.com.

The information contained in this Item 7.01 and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

The attached exhibit includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ materially from the Company’s expectations, estimates and projections and, consequently, readers should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance and anticipated growth.

Forward-looking statements contained in the exhibit involve significant risks and uncertainties that could cause actual results or events to differ materially from the Company’s expectations. Most of these factors are outside the Company’s control and difficult to predict. Factors that may cause such differences include, but are not limited to, those described in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risk Factors” in Item 1A of Part II of the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2013, as well as other factors, including: the potential liquidity and trading of the Company’s securities; the limited operating history, and history of incurring significant net losses, of the Company’s Reach Media Group subsidiary; the competitive environment in the advertising markets in which the Company operates; the risk that the anticipated benefits of the combination of Reach Media Group or Symon Holdings Corporation, or of other acquisitions that the Company may complete, may not be fully realized; changing legislation and regulatory environments; business development activities, including the Company’s ability to contract with, and retain, customers on attractive terms; and success in retaining or recruiting, or changes required in, the Company’s management and other key personnel.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation dated September 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 23, 2013
RMG NETWORKS HOLDING CORPORATION

	By:	/s/ Loren Buck
	Name:	Loren Buck
	Title:	Executive Vice President, Strategy and Business Operations

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation dated September 2013.

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